UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 5, 2012

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Roberts Realty Investors, Inc., the registrant, was informed by Reznick Group, P.C. (“Reznick Group”), our independent registered public accounting firm, that Reznick Group has entered into a business combination with J.H. Cohn, LLP (“J.H. Cohn”).  In connection with the business combination, J.H. Cohn legally changed its name to CohnReznick LLP (“CohnReznick”) and continues to be registered with the PCAOB.  As a result of the business combination and in accordance with applicable SEC rules related to business combinations of independent registered public accounting firms, on November 5, 2012, Reznick Group resigned as our independent registered public accounting firm.  The audit committee of our board of directors has appointed CohnReznick, the combined firm, as our independent registered public accounting firm effective November 5, 2012.  Our audit engagement team did not change as a result of the business combination.

Reznick Group’s reports on our financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2010 and December 31, 2011, and the subsequent interim period through November 5, 2012, there were:

(a)

no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC and the related instructions) between Reznick Group and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Reznick Group, would have caused Reznick Group to make reference to the subject matter of the disagreements in its reports on our financial statements for those years; and

(b)	no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended December 31, 2010 and December 31, 2011 and the subsequent interim period through November 5, 2012:

(a)

neither we nor anyone on our behalf consulted J.H. Cohn regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements;

(b)	J.H. Cohn provided no written report or oral advice to us that was an important factor we considered in reaching a decision as to any accounting, auditing, or financial reporting issue; and

(c)	neither we nor anyone on our behalf consulted J.H. Cohn regarding any matter that was the subject of a disagreement or a reportable event.

We provided Reznick Group with a copy of this Current Report on Form 8-K and asked Reznick Group to provide us with a letter addressed to the SEC stating whether or not Reznick Group agrees with the above disclosures.  A copy of Reznick Group’s letter, dated November 5, 2012, confirming their agreement is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: November 6, 2012	By:	/s/ Charles R. Elliott
Charles R. Elliott
Chief Financial Officer